UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period September 1, 2008 – February 28, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Semiannual Report 2|28|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Income
Securities Fund

2|28 |09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Managers	7
Performance in depth.	12
Your fund’s management.	14
Terms and definitions	15
Trustee approval of management contract	16
Other shareholder information	20
Financial statements	21
Shareholder meeting results	50

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year. Responses by governmental and financial authorities, including passage of a nearly $800 billion economic stimulus plan by Congress, have been rapid and often unprecedented in scale.

While it is difficult to predict how markets will perform in the near term, history shows that they have always recovered, with bull markets consistently outlasting bear markets over the long term. Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments has instituted several changes to prepare Putnam for the eventual recovery. In recent months, Putnam has hired top money management talent, added several seasoned equity analysts, and clarified how investment decisions are made.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. Mr. Akhoury brings a wealth of experience and knowledge to the oversight of the Funds that will be of great benefit to Putnam shareholders. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life

Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the bond for a fixed number of shares of stock of the issuer. Like most bonds, convertible securities pay interest, although frequently at a lower rate, and the amount of interest does not change as the price of the underlying stock increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies and those in cyclically depressed industries such as airlines, automotive, and utilities.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s managers then construct a portfolio that they believe offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam High Income
Securities Fund

Putnam High Income Securities Fund has held securities
from a variety of sectors and industries.

4	5

Performance snapshot

Average annual total return (%) comparison as of 2/28/09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

† The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92.

The JPMorgan Developed High Yield Index began operations on 12/31/94.

Interview with your
fund’s Portfolio Managers

Eric Harthun
Robert Salvin

How did the fund perform for the period, Eric?

Against the backdrop of an extremely difficult environment for the fund’s investment approach, Putnam High Income Securities Fund declined 31.08% at net asset value during the six-month period. However, this result outperformed the fund’s primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, which fell 36.89%, and the average for its peer group, Convertible Securities Funds (closed-end), which finished at –39.82%. The fund trailed its secondary benchmark, the JPMorgan Developed High Yield Index, which declined 22.21%.

What factors made the market environment so challenging during the period?

The massive dislocation in the capital markets that occurred during 2008 led to unprecedented negative performance in the convertible securities market. This poor performance is largely attributable to three factors: the dramatic sell-off in the broader equity markets, historically wide yield spreads versus U.S. Treasury securities, and technical (that is, supply-and-demand) headwinds.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15.

First, while the fund’s primary benchmark declined by nearly 37%, the equity market — as measured by the Standard & Poor’s 500 Index — dropped even more, falling 41.82% for the six-month period. Second, reflecting continued risk-aversion in the credit markets, yield spreads on both high-yield and investment-grade bonds reached all-time highs versus Treasuries, before tightening somewhat during the final months of the period. Lastly, the convertibles market experienced a period of oversupply due to forced selling by convertible arbitrage hedge funds to meet increased collateral requirements, a ban imposed by the Securities and Exchange Commission on short sales of certain stocks, and other factors. In addition, banks and insurance companies issued more convertible securities in an effort to strengthen their balance sheets.

By way of background, a “short sale” is a market transaction in which an investor sells borrowed securities in anticipation of a price decline and is required to repurchase the borrowed shares at some future point.

Rob, what factors specific to the high-yield bond market, separate from high-yield convertibles, were at play?

Although high-yield bonds posted negative absolute returns for the period, they performed better than high-yield convertibles because the high-yield bond market wasn’t as affected by the supply disruptions present in the convertibles market. Yield spreads on high-yield bonds tightened later in the period as investors began to capitalize

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 2/28/09. A bond rated Baa/BBB or higher is considered investment grade. Ratings will vary over time.

on the attractive valuations among higher-quality high-yield bonds — those rated Ba or B.

Eric, to what do you attribute the fund’s relative outperformance?

Because high-yield bonds outperformed high-yield convertibles during the period, the fund’s allocation to high-yield bonds boosted results relative to the primary benchmark. Among the fund’s high-yield bond holdings, our investments in the transportation, broadcasting, and utilities sectors helped the most.

Within the fund’s convertibles portfolio, strong security selection among technology companies and an overweight position in the sector were the primary contributors to performance. Maintaining a lower-than-benchmark weighting in consumer cyclicals also helped, as did security selection among utilities, capital goods, and materials companies.

What were some of the individual holdings that helped the fund’s relative results?

Many of the fund’s top-contributing positions resulted from underweighting poorer-performing issuers that are prominent in its primary and secondary benchmarks. For example, among the fund’s convertible holdings, the top contributors were underweight positions in General Motors [GM] and Freeport-McMoRan Copper & Gold. GM’s high-yield convertibles and bonds underperformed throughout the period, and shortly after the period ended, the firm’s auditors raised doubts

Portfolio composition comparison*

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

* Excludes short-term investments held as collateral for loaned securities.

about whether GM could continue as a going concern without a bankruptcy-induced reorganization. Securities issued by Freeport-McMoRan — the world’s second-largest copper producer —declined in step with falling copper prices and a reduced demand outlook for 2009.

Within the technology sector, the fund benefited from positions in Cray, which makes supercomputers, and Safeguard Scientifics, a publicly traded investment company that invests in mid-stage technology and health-care businesses.

On the high-yield bond side of the fund, the top contributors were underweight positions in casino operator Harrah’s Entertainment, GM, and E*Trade Financial. Harrah’s bonds came under pressure as investors became increasingly concerned that the recession would severely curtail demand for the company’s gaming and hotel operations. Discount broker E*Trade saw its bonds suffer due to concerns about the firm’s exposure to residential mortgages through its retail banking arm. GM’s convertibles and corporate bonds were sold prior to the end of the period, as were E*Trade’s corporate bonds.

IN THE NEWS

The Federal Reserve Board (the Fed) opened a new front in its monetary policy offensive at its March 18, 2009 meeting. Since September 2007, the Fed has slashed its benchmark lending rate from 5.25% to near zero. Without the option of cutting rates further, the Fed announced that it would buy $300 billion in U.S. Treasury securities and would increase the size of its lending programs. The central bank’s actions are designed to reduce mortgage rates, bolster the housing market, and bring an end to what some have described as the worst recession in 60 years. The Fed’s moves should also result in lower interest rates on a variety of consumer and business loans.

Which sectors and holdings were the main detractors from performance?

On the convertibles side, security selection among financial companies was the biggest detractor. An underweight position in health care and security selection in the energy sector also dampened returns. The top detractors included diversified financial services company Wachovia, which was acquired by Wells Fargo in December 2008; investment bank Lehman Brothers, which was liquidated in September; and General Growth Properties, a real estate investment trust that operates shopping centers throughout the United States. While General Growth has an attractive portfolio of geographically dispersed properties, the company’s convertibles lagged on concerns about its sizeable debt burden and the need to refinance a significant portion of this debt in a tight credit environment.

Within the fund’s high-yield bond portfolio, positions in energy, metals and minerals, and consumer products subtracted the most from results. Notable detractors included Canadian oil and gas company Compton Petroleum and amusement park operator Universal City Florida.

What is your outlook for the coming months, Rob?

The backdrop for both the high-yield bond and convertibles markets have improved but remain mixed overall. Based on our three-pronged framework of fundamentals, valuation, and market technicals, our current view is that the fundamental outlook is negative, valuations are attractive, and technicals have improved.

Looking first at fundamentals, the economic damage from the prolonged credit crisis has placed the United States in one of the most severe recessions in recent history. Consequently, we expect the extremely weak business environment to lead to a significant increase in high-yield bond defaults during 2009 and into 2010.

That said, we believe much of the bad news may already be priced into high-yield bonds and convertibles, and the oversupply pressures in the convertibles market that we discussed earlier seem to be abating. In fact, the disruption that occurred in the convertibles market enabled us to diversify the fund’s holdings and add securities with higher relative credit ratings. We currently plan to continue this process in the months ahead.

In the high-yield bond market, we believe the current spread environment provides excellent security selection opportunities among higher-rated high-yield bonds across a wide array of market sectors. We will continue to seek out issuers that we believe have resilient cash flows, offer good visibility into their capital structures and competitive positions, and in our view, appear relatively well positioned to weather the current period of economic weakness.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective December 2008, your fund’s dividend was increased from $0.0459 to $0.0489 per share as a result of an overall increase in distributable income due to rising yields on high-yield bonds and convertible securities. However, in March 2009, your fund’s dividend was decreased from $0.0489 to $0.0439 per share. The dividend decrease resulted from an overall decrease in distributable income due to declining yields on these securities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/09

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	7.36%	6.87%

10 years	48.90	32.89
Annual average	4.06	2.88

5 years	–9.63	–5.59
Annual average	–2.00	–1.14

3 years	–23.10	–17.44
Annual average	–8.38	–6.19

1 year	–32.34	–27.33

6 months	–31.08	–24.80

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 2/28/09

	Merrill Lynch		Lipper Convertible
	All-Convertibles		Securities Funds
	Speculative	JPMorgan Developed	(closed-end)
	Quality Index	High Yield Index	category average‡

Annual average
	—*	—†	6.54%
Life of fund (since 7/9/87)

10 years	9.01%	29.92%	11.95
Annual average	0.87	2.65	1.03

5 years	–26.18	–2.43	–24.95
Annual average	–5.89	–0.49	–5.84

3 years	–34.35	–14.81	–34.97
Annual average	–13.09	–5.20	–13.71

1 year	–41.62	–21.91	–42.11

6 months	–36.89	–22.21	–39.82

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks due to varying methods for determining a fund’s monthly reinvestment NAV.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92.

† The JPMorgan Developed High Yield Index began operations on 12/31/94.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/09, there were 11, 11, 9, 9, 4, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/09

Distributions

Number	6

Income	$0.2844

Capital gains	—

Total	$0.2844

Share value	NAV	Market price

8/31/08	$8.23	$7.29

2/28/09	5.38	5.20

Current yield (end of period)

Current dividend rate*	10.91%	11.28%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/09

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	7.48%	6.97%

10 years	53.49	40.29
Annual average	4.38	3.44

5 years	–7.17	–3.18
Annual average	–1.48	–0.64

3 years	–21.54	–15.64
Annual average	–7.77	–5.51

1 year	–29.04	–22.39

6 months	–21.23	–5.31

Your fund’s management

Your fund’s Portfolio Managers are Eric Harthun and Robert Salvin.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2009, and February 29, 2008.

N/A indicates the individual was not a Portfolio Manager as of 2/29/08.

Trustee and Putnam employee fund ownership

As of February 28, 2009, 12 of the 14 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$558,000	$29,000,000

Putnam employees	$25,000	$311,000,000

Other Putnam funds managed by the Portfolio Managers

Eric Harthun is also a Portfolio Manager of Putnam Small Cap Value Fund and Putnam Convertible Income-Growth Trust.

Robert Salvin is also a Portfolio Manager of Putnam Convertible Income-Growth Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Floating Rate Income Fund.

Eric Harthun and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 1st percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	82nd

Three-year period	64th

Five-year period	29th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 10, 10, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Convertible Securities Funds (closed-end) category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 25th, 30th, and 20th, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 3 out of 11, 3 out of 9, and 1 out of 4 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/09 (Unaudited)

CORPORATE BONDS AND NOTES (45.3%)*	Principal amount		Value
Basic materials (3.8%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018		$205,000	$194,750

AK Steel Corp. company guaranty 7 3/4s, 2012		305,000	262,300

Aleris International, Inc. company
guaranty sr. unsec. notes 9s, 2014 (In default) ‡‡		230,000	690

Aleris International, Inc. company
guaranty sr. unsec. sub. notes 10s,
2016 (In default)		45,000	56

Builders FirstSource, Inc. company guaranty sr. sec.
notes FRN 5.484s, 2012		180,000	23,400

Clondalkin Acquisition BV 144A company
guaranty sr. sec. notes FRN 3.996s, 2013
(Netherlands)		75,000	46,500

Domtar Corp. company guaranty Ser. *, 7 7/8s,
2011 (Canada)		120,000	102,300

Freeport-McMoRan Copper & Gold, Inc. sr. sec.
notes 6 7/8s, 2014		65,000	62,888

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		360,000	309,600

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		225,000	201,375

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes FRN 7.084s, 2015		65,000	47,394

Georgia-Pacific Corp. debs. 9 1/2s, 2011		345,000	341,550

Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011
(Canada)		270,000	276,075

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		95,000	12,350

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 7 7/8s, 2014		90,000	42,750

Huntsman, LLC company
guaranty sr. unsub. notes 11 5/8s, 2010		2,000	1,980

International Paper Co. sr. unsec. notes 7.4s, 2014		250,000	199,745

Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		49,000	3,920

Metals USA, Inc. sec. notes 11 1/8s, 2015		340,000	193,800

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		200,000	76,000

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		250,000	240,000

NewPage Corp. company guaranty 10s, 2012		90,000	27,225

NewPage Holding Corp. sr. unsec. unsub. notes FRN
10.265s, 2013 ‡‡		60,741	1,822

Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		170,000	78,200

Novelis, Inc. company guaranty 7 1/4s, 2015		155,000	48,438

Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	245,000	229,401

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$175,000	101,938

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount		Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		$30,000	$25,950

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		305,000	237,138

Stone Container Corp. sr. notes 8 3/8s, 2012		95,000	7,600

Tube City IMS Corp. company guaranty 9 3/4s, 2015		160,000	32,800

Verso Paper Holdings, LLC/ Verso Paper, Inc. company
guaranty 11 3/8s, 2016		90,000	18,900

Verso Paper Holdings, LLC/Verso Paper, Inc. sec.
notes 9 1/8s, 2014		120,000	45,000

			3,493,835
Capital goods (2.8%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		170,000	164,050

Allied Waste North America, Inc. company
guaranty sr. unsub. sec. notes 7 7/8s, 2013		180,000	179,550

Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		30,000	29,250

Baldor Electric Co. company guaranty 8 5/8s, 2017		145,000	113,825

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018		155,000	123,613

Berry Plastics Corp. company guaranty sr. sec.
notes FRN 5.844s, 2015		250,000	195,000

Bombardier, Inc. 144A sr. unsec. notes FRN 5.084s,
2013 (Canada)	EUR	65,000	54,053

Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012
(Canada)		$100,000	78,500

Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		245,000	246,225

General Cable Corp. company guaranty sr. unsec.
notes FRN 3.81s, 2015		270,000	186,300

Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		210,000	27,825

Hawker Beechcraft Acquisition Co., LLC sr. unsec.
notes 8 1/2s, 2015		85,000	16,150

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		280,000	245,000

L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		215,000	203,175

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 6 1/8s, 2014		110,000	105,050

L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		50,000	46,125

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		325,000	293,519

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	50,000	55,823

Ryerson Tull, Inc. 144A sec. notes 12 1/4s, 2015		$165,000	97,350

Titan International, Inc. company guaranty 8s, 2012		185,000	148,463

WCA Waste Corp. company guaranty 9 1/4s, 2014		55,000	40,563

			2,649,409
Communication services (5.7%)
Adelphia Communications Corp. escrow zero %, 2009		235,000	3,231

Adelphia Communications Corp. escrow bonds zero %, 2010		20,000	275

American Tower Corp. 144A sr. notes 7s, 2017		215,000	210,700

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Communication services cont.
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	$225,000	$173,813

Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	5,000	4,838

CCH II, LLC sr. unsec. notes 10 1/4s, 2010	85,000	68,425

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	325,000	260,000

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013	90,000	70,200

Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013	90,000	93,038

Centennial Cellular Operating Co., LLC sr. unsec.
notes 8 1/8s, 2014	50,000	51,750

Centennial Communications Corp. sr. unsec. notes FRN
7.185s, 2013	40,000	39,800

Citizens Communications Co. notes 9 1/4s, 2011	160,000	163,200

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	335,000	305,688

Crown Castle International Corp. sr. unsec.
notes 9s, 2015	55,000	53,831

CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	3,000	3,053

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	205,000	196,800

CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	20,000	19,800

CSC Holdings, Inc. 144A sr. unsec. notes 8 5/8s, 2019	45,000	41,850

CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014	35,000	33,600

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)	160,000	119,200

Digicel, Ltd. 144A sr. unsec. unsub. notes 9 1/4s,
2012 (Jamaica)	165,000	148,913

Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)	245,000	249,900

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	430,000	406,350

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) ††	70,000	56,350

iPCS, Inc. company guaranty sr. sec. notes FRN
3.295s, 2013	75,000	54,000

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	200,000	127,000

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	135,000	77,288

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	370,000	349,650

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015	255,000	117,300

Nextel Communications, Inc. sr. notes Ser. E,
6 7/8s, 2013	50,000	23,310

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	275,000	193,188

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	110,000	93,225

Qwest Corp. sr. unsec. notes 7 1/2s, 2014	90,000	79,988

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	225,000	221,625

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Communication services cont.
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	$65,000	$46,800

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	180,000	180,225

Sprint Capital Corp. company guaranty 6 7/8s, 2028	325,000	179,563

Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	105,000	99,488

Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2015	20,000	19,600

West Corp. company guaranty 9 1/2s, 2014	270,000	189,000

Windstream Corp. company guaranty 8 5/8s, 2016	245,000	235,200

Windstream Corp. company guaranty 8 1/8s, 2013	210,000	203,700

		5,264,755
Consumer cyclicals (8.8%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	100,000	63,500

Affinion Group, Inc. company guaranty 10 1/8s, 2013	190,000	147,250

Affinity Group, Inc. sr. sub. notes 9s, 2012	170,000	93,500

AMC Entertainment, Inc. company guaranty 11s, 2016	112,000	100,800

American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	189,503	180,028

American Media Operations, Inc. 144A sr. unsec.
notes 9s, 2013 ‡‡	16,177	15,368

Aramark Corp. company guaranty 8 1/2s, 2015	275,000	250,250

Associated Materials, Inc. company guaranty 9 3/4s, 2012	310,000	255,750

Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	150,000	30,000

Avis Budget Car Rental, LLC company guaranty 7 5/8s, 2014	100,000	19,500

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	140,000	16,800

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	125,000	63,750

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	135,000	70,200

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	155,000	40,300

Clear Channel Communications, Inc. sr. unsec.
notes 7.65s, 2010	145,000	34,800

Dex Media, Inc. sr. unsec. disc. notes 9s, 2013	40,000	2,600

DIRECTV Holdings, LLC company guaranty 6 3/8s, 2015	410,000	372,075

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016	55,000	52,800

Dollar General Corp. company guaranty sr. unsec.
notes 10 5/8s, 2015	180,000	180,450

Echostar DBS Corp. company guaranty 6 5/8s, 2014	30,000	27,000

Echostar DBS Corp. sr. notes 6 3/8s, 2011	315,000	300,825

FelCor Lodging LP company guaranty 9s, 2011 R	100,000	54,000

Fleetwood Enterprises, Inc. company
guaranty sr. sec. sub. notes 14s, 2011 F	1,442,000	991,808

Ford Motor Credit Co., LLC notes 7 7/8s, 2010	470,000	313,220

Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	179,000	118,140

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	105,000	83,627

Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 5.698s, 2014	250,000	165,000

Harrah’s Operating Co., Inc. company
guaranty sr. unsec. notes 10 3/4s, 2016	554,000	77,560

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013	$115,000	$17,538

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 7.181s, 2012	40,000	6,200

Hertz Corp. company guaranty 8 7/8s, 2014	375,000	183,750

Host Marriott LP sr. notes 7 1/8s, 2013 R	120,000	95,100

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	130,000	107,900

Idearc, Inc. company guaranty 8s, 2016	535,000	8,025

Jostens IH Corp. company guaranty 7 5/8s, 2012	200,000	186,500

Lamar Media Corp. company guaranty 7 1/4s, 2013	175,000	135,625

Lamar Media Corp. sr. unsec. sub. notes Ser. C,
6 5/8s, 2015	5,000	3,125

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	235,000	234,706

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	61,200

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	303,000	251,490

Marquee Holdings, Inc. sr. disc. notes 12s, 2014	145,000	97,150

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	295,000	97,350

Meritage Homes Corp. company guaranty 6 1/4s, 2015	130,000	79,300

Meritage Homes Corp. sr. notes 7s, 2014	35,000	22,313

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	65,000	29,575

MGM Mirage, Inc. company guaranty 6s, 2009	180,000	131,850

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	840

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	225,000	53,156

Michaels Stores, Inc. company guaranty 10s, 2014	70,000	23,888

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	475,000	187,625

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	250,000	206,250

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††	190,000	74,100

NTK Holdings, Inc. sr. unsec. disc.
notes stepped-coupon zero % (10 3/4s, 9/1/09), 2014 ††	225,000	12,375

Owens Corning, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2016	140,000	102,879

Oxford Industries, Inc. sr. notes 8 7/8s, 2011	100,000	74,000

Penn National Gaming, Inc. company
guaranty sr. notes 6 7/8s, 2011	155,000	148,800

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	110,000	72,600

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	245,000	218,050

R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013	1,000	43

R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s, 2017	1,000	45

R.H. Donnelley, Inc. 144A company
guaranty sr. unsec. notes 11 3/4s, 2015	206,000	28,840

Reader’s Digest Association, Inc. (The) company
guaranty sr. unsec. sub. notes 9s, 2017	355,000	30,175

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	25,000	10,125

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Seminole Hard Rock Entertainment, Inc. 144A sr. sec.
notes FRN 4.496s, 2014	$315,000	$141,750

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	70,000	72,975

Station Casinos, Inc. sr. notes 6s, 2012 (In default)	189,000	58,590

Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	90,000	12,600

Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	93,000	53,940

Tenneco, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2015	35,000	5,950

Texas Industries, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2013	90,000	63,900

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec.
notes 10s, 2013	35,000	14,000

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	185,000	29,600

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †	355,000	39,050

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017	240,000	67,200

UCI Holdco, Inc. sr. unsec. notes FRN 9.996s, 2013 ‡‡	127,069	10,166

Universal City Development Partners, Ltd. sr. unsec.
unsub. notes 11 3/4s, 2010	80,000	61,400

Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	290,000	139,200

Universal City Florida Holding Co. sr. unsec.
notes FRN 5.92s, 2010	107,000	51,360

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡	142,787	1,071

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	170,000	119,850

Yankee Acquisition Corp. company guaranty Ser. B,
8 1/2s, 2015	325,000	173,875

		8,229,866
Consumer staples (2.5%)
Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 7.2s, 2014	170,000	176,376

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	380,000	272,650

Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015	30,000	22,875

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	245,000	230,913

CVS Caremark, Corp. sr. unsec. notes FRN 2.503s, 2010	180,000	174,493

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	375,000	377,813

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	155,000	111,600

Jarden Corp. company guaranty 7 1/2s, 2017	280,000	218,400

Kroger Co. company guaranty 5 1/2s, 2013	70,000	71,228

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	187,000	175,313

Rite Aid Corp. company guaranty 9 1/2s, 2017	150,000	36,750

Rite Aid Corp. sec. notes 7 1/2s, 2017	65,000	35,100

Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	215,000	46,494

Spectrum Brands, Inc. sr. unsec. sub. notes company
guaranty stepped-coupon 12 1/2s (12 3/4s, 4/2/09),
2013 (In default) †† ‡‡	150,000	34,875

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Consumer staples cont.
Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	$50,000	$47,078

Tyson Foods, Inc. 144A sr. unsec. notes 10 1/2s, 2014	255,000	240,975

United Rentals NA, Inc. company guaranty 6 1/2s, 2012	55,000	43,175

		2,316,108
Energy (6.7%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	445,000	416,075

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	380,000	91,200

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	35,000	32,550

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	245,000	218,663

Chesapeake Energy Corp. sr. notes 7s, 2014	110,000	94,050

Complete Production Services, Inc. company
guaranty 8s, 2016	260,000	175,825

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	395,000	132,325

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	120,000	96,600

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	300,000	114,000

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	345,000	294,975

Encore Acquisition Co. company guaranty sr. unsec.
sub. bond 7 1/4s, 2017	5,000	3,900

Encore Acquisition Co. sr. sub. notes 6s, 2015	213,000	165,075

Forest Oil Corp. sr. notes 8s, 2011	185,000	175,750

Harvest Operations Corp. sr. notes 7 7/8s, 2011
(Canada)	365,000	250,025

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	345,000	193,200

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	320,000	244,800

Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	285,000	262,200

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	295,000	191,750

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	90,000	79,650

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	210,000	186,900

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	50,000	17,000

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	120,000	39,600

Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	95,000	87,553

Peabody Energy Corp. company guaranty 7 3/8s, 2016	275,000	268,125

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	85,000	80,325

PetroHawk Energy Corp. 144A sr. notes 10 1/2s, 2014	120,000	118,200

PetroHawk Energy Corp. 144A sr. unsec.
unsub. notes 7 7/8s, 2015	70,000	60,200

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	255,000	161,288

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Energy cont.
Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)	$80,000	$62,000

Petroplus Finance, Ltd. 144A company guaranty 7s,
2017 (Bermuda)	240,000	177,600

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	75,000	68,625

Plains Exploration & Production Co. company
guaranty 7s, 2017	375,000	319,688

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	265,000	263,675

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	50,000	40,750

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	100,000	67,250

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 5.06s, 2014	75,000	49,288

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2015 ‡‡	210,000	140,175

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	20,000	15,600

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s, 2015	350,000	42,000

Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	410,000	258,300

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 5/8s, 2019	50,000	51,074

Whiting Petroleum Corp. company guaranty 7s, 2014	365,000	283,788

Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	35,000	34,475

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	155,000	144,925

		6,271,017
Financials (0.9%)
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	156,000	124,811

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	47,000	28,017

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	153,000	74,294

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	88,000	50,697

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 4.403s, 2014	15,000	6,600

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	180,000	90,000

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	165,000	107,250

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	115,000	95,450

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	174,000	127,890

Liberty Mutual Group 144A company guaranty FRB
10 3/4s, 2058	75,000	40,429

Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	170,000	39,100

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Financials cont.
Rouse Co., LP (The) / TRC Property Holdings, Inc.
144A sr. unsec. unsub. notes 6 3/4s, 2013 R	$20,000	$6,000

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 5.113s, 2014	35,000	16,625

		807,163
Health care (6.9%)
AMR Holding Co., Inc./EmCare Holding Co., Inc.
sr. sub. notes 10s, 2015	320,000	324,000

Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	220,000	220,000

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	475,000	449,469

DaVita, Inc. company guaranty 6 5/8s, 2013	290,000	282,750

Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	280,000	243,600

Fresenius US Finance II, Inc. 144A sr. unsec.
notes 9s, 2015	80,000	83,200

HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	140,000	116,900

HCA, Inc. sr. notes 6.95s, 2012	70,000	65,100

HCA, Inc. sr. sec. notes 9 1/4s, 2016	600,000	549,000

HCA, Inc. sr. sec. notes 9 1/8s, 2014	145,000	135,938

HCA, Inc. sr. unsec. notes 6 3/8s, 2015	65,000	44,850

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	45,000	43,200

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	360,000	278,100

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	355,000	340,800

Omnicare, Inc. company guaranty 6 3/4s, 2013	10,000	9,300

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	220,000	203,500

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	375,000	329,063

Select Medical Corp. company guaranty 7 5/8s, 2015	395,000	242,925

Service Corporation International sr. notes 7s, 2017	65,000	59,150

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	340,000	297,500

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	330,000	302,775

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	80,000	44,000

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	265,000	159,000

Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	90,000	76,050

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	380,000	338,200

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	265,000	203,388

US Oncology Holdings, Inc. sr. unsec. notes FRN
8.334s, 2012 ‡‡	95,000	57,238

US Oncology, Inc. company guaranty 9s, 2012	250,000	236,875

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	325,000	297,375

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	280,000	276,500

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	50,000	44,125

Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 R	80,000	67,800

		6,421,671

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Technology (2.4%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	$345,000	$199,238

Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	103,000	42,745

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	119,000	70,210

Avago Technologies Finance company guaranty 11 7/8s,
2015 (Singapore)	115,000	84,361

Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	130,000	109,525

Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	85,000	81,494

Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	155,000	138,725

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	205,000	106,600

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	465,000	83,700

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	105,000	13,650

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	70,000	69,650

Iron Mountain, Inc. company guaranty 8 5/8s, 2013	140,000	140,175

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	70,000	65,800

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	90,000	32,625

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default)	90,000	1,350

Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	330,000	51,975

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	62,000	42,470

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	330,000	280,500

SunGard Data Systems, Inc. 144A sr. unsec.
notes 10 5/8s, 2015	76,000	64,220

Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013	280,000	201,600

Travelport LLC company guaranty 11 7/8s, 2016	65,000	21,450

Travelport LLC company guaranty 9 7/8s, 2014	190,000	76,950

Xerox Capital Trust I company guaranty 8s, 2027	285,000	213,087

		2,192,100
Utilities and power (4.8%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	85,000	72,250

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	123,000	121,770

AES Corp. (The) 144A sr. notes 8s, 2020	55,000	45,650

Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012	175,000	177,625

CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	70,647

CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	40,088

Colorado Interstate Gas Co. debs. 6.85s, 2037	95,000	74,289

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	125,000	93,750

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	68,250

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	90,000	82,575

Edison Mission Energy sr. unsec. notes 7.2s, 2019	155,000	129,038

Edison Mission Energy sr. unsec. notes 7s, 2017	110,000	92,950

CORPORATE BONDS AND NOTES (45.3%)* cont.	Principal amount	Value

Utilities and power cont.
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	$100,000	$78,000

El Paso Corp. sr. unsec. notes 12s, 2013	35,000	37,100

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	38,444

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	280,000	239,400

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	155,000	133,300

Ferrellgas LP/Finance 144A sr. notes 6 3/4s, 2014	50,000	43,000

Ipalco Enterprises, Inc. sr. notes 7 5/8s, 2011	75,000	72,750

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	25,000	23,000

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	170,000	164,900

Mirant North America, LLC company guaranty 7 3/8s, 2013	235,000	215,025

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 6.8s, 2019	115,000	90,181

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 5.4s, 2014	100,000	78,519

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	91,000

NRG Energy, Inc. company guaranty 7 1/4s, 2014	80,000	75,400

NRG Energy, Inc. sr. notes 7 3/8s, 2016	730,000	673,425

Oncor Electric Delivery Co. 144A 1st mtge. sec. bond
5.95s, 2013	175,000	171,726

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	245,000	251,431

PP&L Electric Utilities Corp. 1st mtge. sr. sec.
bond 7 1/8s, 2013	140,000	158,471

Public Service Co. of New Mexico sr. unsec.
notes 7.95s, 2018	80,000	70,998

Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	35,000	35,256

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	200,000	192,840

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7.2s, 2011	35,000	34,593

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2012	60,000	56,775

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	10,000	8,720

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	40,000	37,598

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	15,000	12,334

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. A, 10 1/4s, 2015	430,000	217,150

Transcontinental Gas Pipeline Corp. sr. unsec.
debs. 7 1/4s, 2026	150,000	136,966

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	5,000	4,898

		4,512,082
Total corporate bonds and notes (cost $58,463,690)		$42,158,006

CONVERTIBLE BONDS AND NOTES (33.4%)*	Principal amount	Value

Capital goods (0.8%)
Alliant Techsystems, Inc. cv. sr. sub. notes 2 3/4s, 2024	$115,000	$118,306

General Cable Corp. cv. company guaranty 7/8s, 2013	800,000	522,000

Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	135,000	58,388

		698,694
Communication services (3.0%)
Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	1,700,000	686,375

NII Holdings, Inc. cv. unsec. notes 3 1/8s, 2012	1,700,000	1,130,500

Qwest Communications
International, Inc. cv. sr. unsec. notes 3 1/2s, 2025	1,050,000	938,438

		2,755,313
Communications equipment (1.5%)
ADC Telecommunications, Inc. cv. unsec. sub
notes FRN 2.698s, 2013	781,000	433,455

ARRIS Group, Inc. cv. sr. unsec. notes 2s, 2026	1,470,000	999,747

		1,433,202
Computers (1.3%)
Cray, Inc. cv. sr. sub. notes 3s, 2024	1,300,000	1,210,625

		1,210,625
Consumer cyclicals (4.6%)
Ford Motor Co. cv. sr. notes 4 1/4s, 2036	1,540,000	344,575

Lamar Advertising Co. cv. sr. unsec.
unsub. notes Ser. B, 2 7/8s, 2010	820,000	604,750

Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	1,525,000	549,000

United Auto Group, Inc. cv. company
guaranty sub. notes 3 1/2s, 2026	1,300,000	845,000

Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	1,380,000	721,050

WESCO International, Inc. cv. sr. unsec. company
guaranty debs. 1 3/4s, 2026	1,633,000	1,179,843

		4,244,218
Consumer staples (2.2%)
Chiquita Brands International cv. sr. unsec.
notes 4 1/4s, 2016	1,090,000	537,119

Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	1,650,000	1,142,625

Regal Entertainment Group 144A cv. sr. unsec.
notes 6 1/4s, 2011	292,000	264,990

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	117,500

		2,062,234
Electronics (1.9%)
L-1 Identity Solutions, Inc. cv. sr. unsec.
notes 3 3/4s, 2027	1,500,000	963,750

SanDisk Corp. cv. sr. unsec. unsub. notes 1s, 2013	1,460,000	779,275

		1,743,025
Energy (2.9%)
Carrizo Oil & Gas, Inc. cv. sr. unsec.
unsub. notes 4 3/8s, 2028	735,000	387,713

Peabody Energy Corp. cv. jr. unsec.
sub. debs. 4 3/4s, 2041	375,000	254,063

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	870,000	567,414

St. Mary Land &
Exploration Co. cv. sr. notes 3 1/2s, 2027	865,000	630,369

Transocean, Inc. cv. sr. unsec. notes Ser. C,
1 1/2s, 2037 (Switzerland)	1,120,000	897,400

		2,736,959

CONVERTIBLE BONDS AND NOTES (33.4%)* cont.	Principal amount	Value

Financials (3.0%)
Charming Shoppes cv. sr. unsec. notes 1 1/8s, 2014	$2,060,000	$507,275

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 R	1,800,000	99,000

KKR Financial Holdings, LLC cv. sr. notes 7s, 2012	697,000	264,860

MGIC Investment Corp. 144A cv. jr. unsec.
sub. debs. 9s, 2063	770,000	229,075

Prudential Financial, Inc. cv. sr. unsec. notes FRN
0.366s, 2037	940,000	904,750

Sunstone Hotel Partnership, LLC 144A cv. company
guaranty 4.6s, 2027 R	1,600,000	758,400

		2,763,360
Health care (5.4%)
AMERIGROUP Corp. cv. sr. unsec. notes 2s, 2012	300,000	251,625

Amylin Pharmaceuticals, Inc. cv. sr. unsec.
notes 3s, 2014	310,000	168,563

CV Therapeutics, Inc. cv. sub. notes 3 1/4s, 2013	365,000	315,725

EPIX Medical, Inc. cv. sr. notes 3s, 2024 F	1,470,000	441,000

Hologic, Inc. cv. sr. unsec. notes stepped-coupon 2s
(zero %, 12/15/13) 2037 ††	1,600,000	1,047,200

Invitrogen Corp. cv. sr. unsec. unsub. notes Ser. *,
1 1/2s, 2024	261,000	226,418

King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	380,000	265,050

LifePoint Hospitals, Inc. cv. sr. unsec.
sub. notes 3 1/4s, 2025	900,000	690,750

Lincare Holdings, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2037	300,000	235,500

Omnicare, Inc. cv. debs. Ser. OCR, 3 1/4s, 2035	1,663,000	1,118,368

Stewart Enterprises, Inc. cv. sr. unsec.
notes 3 3/8s, 2016	750,000	316,875

		5,077,074
Semiconductor (0.9%)
Kulicke & Soffa Industries, Inc. cv. bonds 7/8s, 2012	1,800,000	816,750

		816,750
Software (2.8%)
Borland Software Corp. 144A cv. sr. notes 2 3/4s, 2012	1,155,000	688,669

Macrovision Corp. cv. sr. notes 2 5/8s, 2011	523,000	462,201

Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	200,000	142,750

Safeguard Scientifics, Inc.
144A cv. sr. notes 2 5/8s, 2024	1,900,000	1,356,125

		2,649,745
Technology (3.1%)
Acquicor Technology, Inc. 144A cv. notes 8s, 2011	532,000	119,700

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	1,900,000	762,375

Mentor Graphics Corp. cv. sub. unsec. notes FRN
2.886s, 2023	1,400,000	1,197,000

ON Semiconductor Corp. cv. company
guaranty sub. notes 2 5/8s, 2026	1,400,000	883,750

		2,962,825
Total convertible bonds and notes (cost $42,948,505)		$31,154,024

CONVERTIBLE PREFERRED SECURITIES (14.3%)*	Shares	Value

Basic materials (1.8%)
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	14,087	$758,937

Smurfit-Stone Container Corp. Ser. A, $1.75
cum. cv. pfd. (In default)	65,720	23,002

Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd.
(Cayman Islands)	24,600	694,950

Vale Capital, Ltd. Ser. RIO P, $2.75 cv. pfd.
(Cayman Islands)	7,890	226,344

		1,703,233
Communication services (2.4%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	30,900	726,150

Crown Castle International Corp. $3.125 cum. cv. pfd.	34,800	1,509,450

		2,235,600
Consumer cyclicals (1.5%)
Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd. (acquired various dates from 10/5/04
to 4/10/07, cost $1,227,587) ‡	27,759	52,742

Retail Ventures, Inc. $3.312 cv. pfd.	27,400	366,475

Six Flags, Inc. $1.813 cum. cv. pfd.	63,200	57,272

Stanley Works (The) 5.125% units cv. ARP	1,882,000	886,893

		1,363,382
Consumer staples (2.1%)
Bunge, Ltd. 5.125% cum. cv. pfd.	1,740	823,629

Newell Financial Trust I $2.625 cum. cv. pfd.	28,800	543,600

Universal Corp. 6.75% cv. pfd.	870	583,988

		1,951,217
Energy (0.9%)
Chesapeake Energy Corp. $4.50 cum. cv. pfd.	9,200	534,750

Edge Petroleum Ser. A, $2.875 cum. cv. pfd.
(acquired various dates from 1/25/07 to 4/17/07,
cost $1,468,168) ‡	27,750	23,588

McMoRan Exploration Co. $6.75 cum. cv. pfd.	5,900	266,857

		825,195
Financials (3.0%)
Alleghany Corp. 5.75% cv. pfd.	3,100	743,361

Bank of America Corp. Ser. L, 7.25% cv. pfd.	562	199,510

Fannie Mae Ser. 04-1, 5.375% cv. pfd.	16	32,000

FelCor Lodging Trust, Inc. Ser. A, $0.488
cum. cv. pfd. R	88,700	382,519

Legg Mason, Inc. $5.60 cv. pfd.	14,200	227,342

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	850	553

Nationwide Health Properties, Inc. Ser. B,
$7.75 cv. pfd.	9,400	874,200

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	750	345,000

		2,804,485
Health care (1.6%)
Mylan, Inc. 6.50% cv. pfd.	980	793,647

Schering-Plough Corp. 6.00% cum. cv. pfd.	4,200	711,375

		1,505,022
Utilities and power (1.0%)
AES Trust III $3.375 cv. pfd.	27,800	887,863

		887,863
Total convertible preferred securities (cost $31,795,808)		$13,275,997

UNITS (1.7%)*	Units	Value

ELF (Enhanced Liquid Facility) Special Financing, Ltd.
144A cv. units FRN Ser. B, 2.346s, 2009 (Cayman Islands)	9	$846,000

Hercules, Inc. cv. jr. unsec. sub. debs. units
6 1/2s, 2009 F	1,540,000	693,000

Total units (cost $2,140,445)		$1,539,000

COMMON STOCKS (1.2%)*	Shares	Value

AboveNet, Inc. †	54	$2,265

Adelphia Recovery Trust (Ser. ACC-1) †	248,982	2,490

American Media Operations, Inc. 144A	3,596	79,112

Bohai Bay Litigation, LLC (Units) F	406	18,890

El Paso Corp.	4,940	33,345

Elizabeth Arden, Inc. †	2,645	14,653

Entergy Corp.	12,206	822,562

Fleetwood Enterprises, Inc. †	196,000	15,680

Pinnacle Entertainment , Inc. †	4,459	33,487

Qwest Communications International, Inc.	13,125	44,494

Service Corporation International	9,975	33,716

Time Warner Cable, Inc. Class A †	73	1,331

Titan Europe PLC (United Kingdom)	9,520	2,383

Titan International, Inc.	1,106	6,083

Vertis Holdings, Inc. F †	7,497	8

Williams Cos., Inc. (The)	2,765	31,245

Total common stocks (cost $1,624,349)		$1,141,744

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Argentina (Republic of) bonds FRB zero %, 2013	$225,000	$73,370

Total foreign government bonds and notes (cost $114,750)		$73,370

SENIOR LOANS (—%)* [c]	Principal amount	Value
GateHouse Media, Inc. bank term loan FRN Ser. B,
2.48s, 2014	$91,033	$22,037

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.452s, 2014	33,967	8,223

Total senior loans (cost $116,838)		$30,260

PREFERRED STOCKS (—%)*	Shares	Value

Preferred Blocker, Inc. (GMAC) 144A 7.00% pfd.	96	$16,392

Total preferred stocks (cost $32,579)		$16,392

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

AboveNet, Inc.	9/8/10	$0.01	20	$300

Dayton Superior Corp. 144A F	6/15/09	0.01	270	160

New ASAT (Finance), Ltd. (Cayman Islands) F	2/1/11	0.01	23,400	1

Smurfit Kappa Group PLC 144A (Ireland)	10/1/13	EUR 0.001	119	1,059

Vertis Holdings, Inc. F	10/18/15	$0.01	309	1

Total warrants (cost $10,328)				$1,521

SHORT-TERM INVESTMENTS (2.5%)*	Shares	Value

Federated Prime Obligations Fund	2,373,637	$2,373,637

Total short-term investments (cost $2,373,637)		$2,373,637

TOTAL INVESTMENTS

Total investments (cost $139,620,929)		$91,763,951
Key to holding’s currency abbreviations
EUR Euro
USD/$ United States Dollar

* Percentages indicated are based on net assets of $93,146,018.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2009 was $76,330 or 0.1% of net assets.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On February 28, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At February 28, 2009, liquid assets totaling $347,118 have been designated as collateral for open swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Adjustable Rate Preferred Stock (ARP), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/09 (aggregate face value $168,548) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$165,156	$168,548	3/18/09	$(3,392)

Total				$(3,392)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/09 (aggregate face value $544,235) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$533,425	$544,235	3/18/09	$10,810

Total				$10,810

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%,
11/15/11	B1	$—	$45,000	9/20/12	350 bp	$(3,957)

Credit Suisse International
Advanced Micro
Devices, Inc.,
7 3/4%, 11/1/12	Caa1	—	60,000	6/20/09	165 bp	(4,989)

DJ CDX NA HY Series
10	B	1,019	9,700	6/20/13	500 bp	(1,328)

Deutsche Bank AG
Nalco Co., 7.75%,
11/15/11	B1	—	35,000	12/20/12	363 bp	(3,089)

Goldman Sachs International
Nalco Co., 7.75%,
11/15/11	B1	—	90,000	9/20/13	405 bp	(8,233)

JPMorgan Chase Bank, N.A.
Domtar Corp.,
7 1/8%, 8/15/15	—	—	120,000	12/20/11	(500 bp)	15,291

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%,
11/15/11	B1	—	45,000	9/20/12	330 bp	(4,238)

Nalco Co., 7.75%,
11/15/11	B1	—	55,000	3/20/13	460 bp	(3,293)

UBS, AG
Meritage Homes
Corp., 7%, 5/1/14	—	—	120,000	9/20/13	(760 bp)	13,190

Total						$(646)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2009.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$3,412,798	$—

Level 2	86,206,285	6,772

Level 3	2,144,868	—

Total	$91,763,951	$6,772

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of February 28, 2009:
	Investment in securities	Other financial instruments

Balance as of August 31, 2008	$6,818	$—

Accrued discounts/premiums	—	—

Realized gain/(loss)	—	—

Change in net unrealized appreciation/(depreciation)	12,239	—

Net purchases/sales	—	—

Net transfers in and/or out of Level 3	2,125,811	—

Balance as of February 28, 2009	$2,144,868	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $139,620,929)	$91,763,951

Cash	1,015

Dividends, interest and other receivables	1,784,396

Receivable for securities sold	1,605,200

Unrealized appreciation on swap contracts (Note 1)	28,481

Receivable for open forward currency contracts (Note 1)	10,810

Receivable for closed swap contracts (Note 1)	5,033

Total assets	95,198,886

LIABILITIES

Distributions payable to shareholders	842,391

Payable for securities purchased	826,738

Payable for compensation of Manager (Note 2)	159,917

Payable for investor servicing fees (Note 2)	7,778

Payable for custodian fees (Note 2)	7,525

Payable for Trustee compensation and expenses (Note 2)	77,730

Payable for administrative services (Note 2)	3,034

Payable for open forward currency contracts (Note 1)	3,392

Premium received on swap contracts (Note 1)	1,019

Payable for closed swap contracts (Note 1)	2,241

Payable for receivable purchase agreement (Note 2)	2,625

Unrealized depreciation on swap contracts (Note 1)	29,127

Other accrued expenses	89,351

Total liabilities	2,052,868

Net assets	$93,146,018

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$177,265,029

Undistributed net investment income (Note 1)	1,113,640

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(37,386,616)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(47,846,035)

Total — Representing net assets applicable to capital shares outstanding	$93,146,018

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($93,146,018 divided by 17,321,016 shares)	$5.38

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/09 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $2,298 from investments in affiliated issuers) (Note 5)	$4,318,542

Dividends	1,056,278

Securities lending	1,414

Total investment income	5,376,234

EXPENSES
Compensation of Manager (Note 2)	363,401

Investor servicing fees (Note 2)	26,461

Custodian fees (Note 2)	6,927

Trustee compensation and expenses (Note 2)	13,754

Administrative services (Note 2)	8,684

Auditing	65,266

Legal	41,711

Other	58,243

Fees waived and reimbursed by Manager (Note 5)	(111)

Total expenses	584,336
Expense reduction (Note 2)	(183)

Net expenses	584,153

Net investment income	4,792,081

Net realized loss on investments (Notes 1 and 3)	(19,392,936)

Net realized gain on swap contracts (Note 1)	210,752

Net realized gain on foreign currency transactions (Note 1)	93,644

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(22,581)

Net unrealized depreciation of investments and swap contracts during the period	(32,630,502)

Net loss on investments	(51,741,623)

Net decrease in net assets resulting from operations	$(46,949,542)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/09*	Year ended 8/31/08

Operations:
Net investment income	$4,792,081	$10,515,154

Net realized loss on investments and
foreign currency transactions	(19,088,540)	(1,368,826)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(32,653,083)	(16,854,369)

Net decrease in net assets resulting from operations	(46,949,542)	(7,708,041)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income	(4,987,013)	(10,311,234)

Increase in capital share transactions from reinvestment
of distributions	79,314	—

Decrease from capital share repurchased (Note 4)	(4,714,206)	(8,252,033)

Total decrease in net assets	(56,571,447)	(26,271,308)

NET ASSETS

Beginning of period	149,717,465	175,988,773

End of period (including undistributed net investment income
of $1,113,640 and $1,308,572, respectively)	$93,146,018	$149,717,465

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	18,183,762	19,235,900

Shares issued in connection with reinvestment of distributions	14,447	—

Shares repurchased (Note 4)	(877,193)	(1,052,138)

Shares outstanding at end of period	17,321,016	18,183,762

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended			Year ended

	2/28/09**	8/31/08	8/31/07	8/31/06	8/31/05	8/31/04

Net asset value,
beginning of period	$8.23	$9.15	$8.82	$8.69	$8.37	$7.73
Investment operations:

Net investment income (loss) [a],b	.27	.56	.55	.54	.52 [f]	.57

Net realized and unrealized
gain (loss) on investments	(2.89)	(.98)	.30	.06	.36	.63

Total from investment operations	(2.62)	(.42)	.85	.60	.88	1.20
Less distributions:

From net investment income	(.28)	(.55)	(.55)	(.53)	(.56)	(.56)

Total distributions	(.28)	(.55)	(.55)	(.53)	(.56)	(.56)
Increase from repurchase of shares	.05	.05	.03	.04	—	—

Increase from payments by affiliates	—	—	—	.02 [e]	—	—

Net asset value, end of period	$5.38	$8.23	$9.15	$8.82	$8.69	$8.37

Market price, end of period	$5.20	$7.29	$8.24	$7.87	$7.80	$7.62

Total return at market price (%) [c]	(24.80) *	(5.09)	11.64	8.05	9.89	12.06

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$93,146	$149,717	$175,989	$190,582	$195,644	$115,776

Ratio of expenses to
average net assets (%) [b,d]	.55 *	.96	.96	1.05	1.06	1.09

Ratio of net investment income (loss)
to average net assets (%) [b]	4.54 *	6.36	5.96	6.18	6.13 [f]	6.88

Portfolio turnover (%)	23.03 *	42.35	44.22	47.76	46.13	61.92

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended February 28, 2009, August 31, 2008, August 31, 2007, August 31, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 5).

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24%.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/09 (Unaudited)

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the NewYork Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counter-parties, in accordance with the terms of the Master Agreement, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long and short term ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

J) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2009, the fund had no securities out on loan.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2008, the fund had a capital loss carryover of $16,811,097 available to the extent allowed by the Code to offset future net capital gain, if any.The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$3,039,504	August 31, 2009

6,606,338	August 31, 2010

7,031,613	August 31, 2011

133,642	August 31, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2009 $993,410 of losses recognized during the period November 1, 2007 to August 31, 2008.

The aggregate identified cost on a tax basis is $139,943,840, resulting in gross unrealized appreciation and depreciation of $902,332 and $49,082,221, respectively, or net unrealized depreciation of $48,179,889.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed aredetermined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $10,185 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable.The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for closed swap contracts. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the six months ended February 28, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended February 28, 2009, the fund’s expenses were reduced by $183 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $297, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $24,520,146 and $28,870,093, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Shares repurchased

In September 2008, theTrustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended February 28, 2009, the fund repurchased 877,193 common shares for an aggregate purchase price of $4,714,206, which reflects a weighted-average discount from net asset value per share of 14.7%.

Note 5: Investment in Putnam Prime Money
Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2009, management fees paid were reduced by $111 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $2,298 for the period ended February 28, 2009. During the period ended February 28, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,629,911 and $5,791,432, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Shareholder meeting results (unaudited)

January 29, 2009 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	14,741,056	896,514

Charles B. Curtis	14,747,918	889,652

Robert J. Darretta	14,734,268	903,302

Myra R. Drucker	14,748,897	888,673

Charles E. Haldeman, Jr.	14,726,334	911,236

John A. Hill	14,769,478	868,092

Paul L. Joskow	14,736,524	901,046

Elizabeth T. Kennan	14,735,725	901,845

Kenneth R. Leibler	14,738,729	898,841

Robert E. Patterson	14,739,510	898,060

George Putnam, III	14,724,523	913,047

Robert L. Reynolds	14,668,033	969,537

Richard B. Worley	14,731,376	906,194

A proposal to approve converting your fund to an open-end investment company was defeated as follows:

Votes for	Votes against	Abstentions	Broker non-votes

717,360	6,415,193	218,642	8,286,375

All tabulations are rounded to the nearest whole number.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, turnover comparisons, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Robert L. Reynolds	Vice President
Richard B. Worley
Investment Sub-Manager		Francis J. McNamara, III
Putnam Investments Limited	Officers	Vice President and
57–59 St James’s Street	Charles E. Haldeman, Jr.	Chief Legal Officer
London, England SW1A 1LD	President
Robert R. Leveille
Marketing Services	Charles E. Porter	Vice President and
Putnam Retail Management	Executive Vice President,	Chief Compliance Officer
One Post Office Square	Principal Executive Officer,
Boston, MA 02109	Associate Treasurer and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Senior Vice President	Judith Cohen
	and Treasurer	Vice President, Clerk and
Legal Counsel		Assistant Treasurer
Ropes & Gray LLP	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Trustees	Principal Financial Officer	Vice President, Senior Associate
John A. Hill, Chairman		Treasurer and Assistant Clerk
Jameson A. Baxter,	Janet C. Smith
Vice Chairman	Vice President, Principal	Nancy E. Florek
Ravi Akhoury	Accounting Officer and	Vice President, Assistant Clerk,
Charles B. Curtis	Assistant Treasurer	Assistant Treasurer and
Robert J. Darretta		Proxy Manager
Myra R. Drucker	Susan G. Malloy
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA710 255823 4/09

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The officers of Putnam Management identified below are primarily responsible for the day-today management of the fund’s portfolio.

During the period, Eric Harthun was named Portfolio Manager following the departure of Portfolio Manager David King.

Portfolio Leaders	Joined
	Fund	Employer	Positions Over Past Five Years

Eric Harthun	2008	Putnam	Portfolio Manager
		Management	Previously, Sector Analyst
2000 – Present

Other accounts managed by the fund’s portfolio managers. The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that were managed as of the end of the fund’s fiscal period by the Portfolio Manager(s) who joined the fund’s management team during the period. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including separate
accounts, managed account

programs and single-sponsor
	Other SEC-registered open-		Other accounts that		defined contribution plan offerings)
Portfolio	end and closed-end funds		pool assets from more
Leader or			than one client
Member

	Number	Assets	Number		Number	Assets
	of		of		of
	accounts		accounts		accounts

Erik Harthun	4	$754,200,000	5	Erik Harthun	4	$754,200,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Compensation of portfolio manager(s). Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Fund ownership. The following table shows the dollar ranges of shares of the fund owned as of DATE and DATE by the Manager(s) who joined the fund’s management team during the fund’s fiscal period, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
Total Number	Number (or
of Shares	Approximate
Purchased	Dollar Value )
as Part	of Shares
of Publicly	that May Yet Be

	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30, 2008	207,393	$6.19	207,393	744,907
October 1 -
October 7, 2008	-	-	-	744,907
October 8 -
October 31, 2008	450,029	$5.32	450,029	1,347,608
November 1 -
November 30, 2008	93,089	$5.02	93,089	1,254,519
December 1 -
December 31, 2008	104,536	$4.45	104,536	1,149,983
January 1 -
January 31, 2009	-	-	-	1,149,983
February 1 -
February 28, 2009	22,146	$4.77	22,146	1,127,837

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,125,978 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,251,955 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 1,914,607 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 1,797,637 shares through October 7, 2009.

**Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2009
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2009